                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKS LONG TERM GROWTH OF CAPITAL THROUGH A DIVERSIFIED
WORLDWIDE PORTFOLIO OF MARKETABLE SECURITIES

KEMPER GLOBAL
BLUE CHIP FUND

        "... The cornerstone of our investment strategy is our desire to keep the portfolio positioned for unforeseen changes in the global economy. In light of the potential for further market turbulence in the months ahead, we remain focused on our disciplined, theme-driven approach that we believe will transcend
                the short-term fluctuations of the markets. ..."



                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
10
Geographic Comparison
11
Largest Holdings
12
Portfolio of Investments
17
Financial Statements
19
Notes to Financial Statements
23
Financial Highlights
25
Report of Independent Auditors



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------


CLASS A                            16.26%
CLASS B                            15.10%
CLASS C                            15.19%
LIPPER GLOBAL FUNDS CATEGORY*      28.13%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET
 VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                  10/31/99   10/31/98
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND
CLASS A                             $11.88     $10.21
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND
CLASS B                             $11.67     $10.13
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND
CLASS C                             $11.69     $10.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND
RANKINGS AS OF 10/31/99*
--------------------------------------------------------------------------------
COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GLOBAL FUNDS CATEGORY

                            CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
    1-YEAR             #172 of 240 funds   #189 of 240 funds   #188 of 240 funds
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER GLOBAL BLUE CHIP FUND IN THE WORLD STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

EMERGING MARKET A developing or emerging country in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures and political systems that are generally less diverse, mature and stable than in the United States.

GROWTH STOCK Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually experience more price volatility than the market as a whole.

INDEX An unmanaged group of securities that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of the securities' dividends.

OVER/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI World index) or an investment universe.

MARKET CAPITALIZATION The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price. The universe of publicly traded companies is frequently divided into large, mid and small capitalizations.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.
  First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
  More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
  Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 18, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE


[ESPINOSA PHOTO]

DIEGO ESPINOSA IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP. HE HAS SEVEN YEARS OF INVESTMENT EXPERIENCE AND LEADS A FUND MANAGEMENT TEAM WITH MORE THAN 50 YEARS OF COMBINED EXPERIENCE. ESPINOSA RECEIVED A BACHELOR'S DEGREE FROM TUFTS UNIVERSITY AND A MASTER'S DEGREE IN INTERNATIONAL RELATIONS FROM JOHNS HOPKINS SCHOOL OF ADVANCED INTERNATIONAL STUDIES. ESPINOSA ALSO RECEIVED AN M.B.A. DEGREE IN FINANCE FROM WHARTON BUSINESS SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

OVER THE PAST 12 MONTHS, GLOBAL-EQUITY PERFORMANCE HAS BEEN MIXED, WITH A STRONG START IN THE FOURTH QUARTER OF 1998 AND MARKED SLOWDOWN TOWARD THE END OF THE PERIOD. THE U.S. MARKET SUPPLIED MOST OF THE EARLY PERFORMANCE, WHILE JAPANESE EQUITIES TURNED THE CORNER WITH A LONG-AWAITED REBOUND AND EUROPE HOVERED ON THE BRINK OF AN ECONOMIC RECOVERY. LEAD PORTFOLIO MANAGER DIEGO ESPINOSA RECAPS THE PERIOD AND SHARES HIS OUTLOOK FOR THE GLOBAL BLUE CHIP MARKET.

Q    WHAT ARE SOME OF THE MAJOR EVENTS THAT SHAPED THE GLOBAL BLUE CHIP MARKET
DURING THE PAST 12 MONTHS?

A    Over the past year, the recovery in the global economy has facilitated a powerful rally in stock prices in virtually all areas of the world. In recent months, however, the fear that stronger growth will lead to higher interest rates has capped the market's advance, and caused a significant increase in volatility.

     To review the past 12 months, last fall the U.S. Federal Reserve cut interest rates three times to remedy a looming credit crunch. Not long after, Europe's central bank cut rates to stimulate slowing gross-domestic-product
(GDP) growth. With lower interest rates, liquidity spilled into the world's equity markets, boosting the MSCI World index* by 21.2 percent in the last quarter of 1998.

     The global picture brightened further in the first quarter of 1999, when early signs of economic turnaround and corporate restructuring lured investors into the Japanese market that they had virtually abandoned five years earlier. Emerging markets were the other bright spot in global markets during this period, despite the devaluation of Brazil's currency in January. By the end of the first quarter, the MSCI Japan index* had risen 12.23 percent and the MSCI Emerging Markets index* was up 12.82 percent.

     At the same time, Europe stumbled, despite high hopes for the introduction of the euro. The new currency suffered a 9-percent depreciation because uninspired European governments were unwilling to institute necessary fiscal and structural reforms to support GDP growth. Back in the United States, however, large-cap technology stocks led the NASDAQ 100 to a 15 percent gain in the first quarter, compared with a 7 percent move for the Dow and 5 percent for the S&P 500.

     Although the overall trend in the global markets has been positive since then, volatility has been steadily on the rise. The cause of the fluctuation seems to be uncertainty as to the direction of the global economy. Throughout the summer, market participants continued to weigh the impact of higher interest rates and stronger corporate-earnings growth. In August 1999, the markets absorbed the impact of a U.S. interest-rate increase, then rallied briefly on the belief that no further rate hikes would be forthcoming. By late in the month, however, investors were once again focused on the potential for an additional increase in the fall. We believe that such volatility is likely

PERFORMANCE UPDATE

to continue as long as there is a lack of consensus with regard to the interest-rate outlook.

* MSCI WORLD INDEX IS AN INTERNATIONAL INDEX THAT INCLUDES STOCKS TRADED IN EUROPE, AUSTRALIA AND THE FAR EAST. PLUS THE U.S., CANADA AND SOUTH AFRICA WEIGHTED BY CAPITALIZATION. THIS INDEX REPRESENTS ASSET TYPES, WHICH ARE SUBJECT TO RISK INCLUDING LOSS OF PRINCIPLE. MSCI JAPAN INDEX IS A MORGAN STANLEY INDEX THAT INCLUDES STOCKS TRADED ON THE TOKYO STOCK EXCHANGE WEIGHTED BY CAPITALIZATION. MSCI EMERGING MARKETS INDEX IS A U.S. DOLLAR DENOMINATED INDEX OF COUNTRIES WITH BELOW AVERAGE PER CAPITA GDP AS DEFINED BY THE WORLD BANK. INVESTORS CANNOT INVEST IN THE INDICES.

Q    HOW WOULD YOU DESCRIBE THE ENVIRONMENT TODAY, AND HOW ARE YOU POSITIONING
THE KEMPER GLOBAL BLUE CHIP FUND IN THIS SITUATION?

A    At this time, we continue to see reasons for caution across all regions of the world. European stocks, for example, are still plagued by the lack of meaningful structural reform and the weak performance of the euro. Although a pickup in growth should, at long last, put the wind at the back of European businesses, the potential for higher rates on the continent should also remain a cause for concern into next year.

     Meanwhile, Japanese equities have continued to rebound, with signs of an economic recovery and the growing influence of corporate restructuring attracting foreign investors and pushing up the value of the yen. Still, it remains to be seen how much of Japan's nascent recovery has been driven by government stimulus programs, which cannot be sustained at current levels without harmful increases to the country's debt load. Consumers will have to increase their spending substantially in order for Japan's economy to fully break out of its doldrums, but so far, the evidence of such activity is spotty. Finally, the U.S. stock market remains susceptible to negative surprises (particularly on the interest-rate front) due to the excessive valuations of many large-cap stocks.

     The cornerstone of our investment strategy is our desire to keep the portfolio positioned for unforeseen changes in the global economy. In light of the potential for further market turbulence in the months ahead, we remain focused on our disciplined, theme-driven approach that we believe will transcend the short-term fluctuations of the markets. To that end, we have constructed a portfolio of companies that are positioned to increase their earnings by capitalizing on important secular trends. We believe that such an approach will be good positioning for the fund, no matter what direction the global economy may take.

Q    KEMPER GLOBAL BLUE CHIP FUND RETURNED 16.26 PERCENT (CLASS A SHARES
UNADJUSTED FOR SALES CHARGE) FOR THE 12-MONTH PERIOD ENDING OCTOBER 31, 1999. HOW DOES THAT PERFORMANCE COMPARE WITH THE FUND'S BENCHMARK, THE MSCI WORLD INDEX? WHAT ACCOUNTS FOR THE DIFFERENCE?

A For the 12-month period ended October 31, 1999, the fund trailed the 25.33 percent return of its unmanaged benchmark. The primary reason for the fund's underperformance is the lack of breadth in the market, especially in the fourth quarter of 1998 when we saw a narrow group of expensive, high-risk stocks spark a quarterly advance of 21 percent in the MSCI World index. Since then, weakness of the broader market, relative to this small group of select growth stocks, continued to hurt the fund's performance relative to the index. Over the long term, however, we feel that our approach will add value for shareholders, particularly if the bull market begins to cool off.

Q    YOU MENTIONED YOUR UNIQUE MANAGEMENT STYLE THAT FOCUSES ON GLOBAL THEMES.
WILL YOU EXPLAIN THIS THEME-DRIVEN APPROACH?

A    We concentrate on perceiving important global economic and industrial themes and identifying industries and companies that will prosper under these themes. Our "top-down" approach has allowed us to uncover several important trends. Most important, we are focused on the role of technology in society. The Internet enables both businesses and consumers to leap geographic boundaries and physical barriers, and creates new markets for consumer-to-business and business-to-business commerce. Over time, this has been, and will continue to be, a powerful driver of falling prices as competition increases and corporations become more efficient.

     Throughout the 1990s, one of the primary drivers of global-stock prices has been the push for greater efficiency on the corporate level. Restructuring, outsourcing and technical advances have all played a part in the process of cost cutting, which, in turn, has boosted corporate earnings. The companies that have established themselves at the forefront of these trends, by either streamlining their own operations or facilitating that process for other firms, have been some of the best performers in the market.

     We strive to unearth the companies that are best-positioned to capitalize on these and other similarly powerful trends in the global economy. We believe that in a market environment which in recent months has become increasingly volatile, a

PERFORMANCE UPDATE

focus on long-term trends will help position the fund.

Q    WILL YOU ELABORATE ON SOME OF THE EXISTING AND DEVELOPING THEMES YOU ARE
FOLLOWING TODAY, AND SHARE SOME EXAMPLES OF COMPANIES IN WHICH YOU HAVE RECENTLY INVESTED UNDER THESE THEMES?

A    The themes we have recently developed are consistent with our goal of constructing a portfolio that should outperform in any environment. Specifically, we have been adding what we call "virtual companies," those that retain control over the highest level of intellectual content and value-added activities, and outsource all other functions to companies with the strongest competencies in those functions. The investment potential of virtual companies lies in their ability to create brand names, new franchises and pricing power, as well as their potential to achieve immediate "first-mover" advantages. The extreme case of the virtual company is the Internet firm with no hard assets, where all production is contracted in order to increase flexibility. We believe that over time, the virtual company will develop into the superior institution for wealth creation in the global marketplace. Examples of fund holdings that fit within this theme are Sabre Group Holdings, a U.S. travel services firm, and EDS, a U.S. data processing company. Although the investable universe under this theme is still limited, we expect it, and our exposure to it, to increase in the coming months.

     We also continue to build on a theme called "the Ultimate Subcontractor," which focuses on companies whose low costs and superior efficiencies have made them the leading beneficiaries of the trend toward outsourcing. Woodside Petroleum, an Australian oil concern, and Rio Tinto Zinc, a British natural resources firm, are examples.

Q    IN THE APRIL 30 SEMIANNUAL REPORT, YOU DISCUSSED THEMES CALLED "THE
EMPOWERED CONSUMER" AND "SECURE STREAMS OF INCOME." ARE THESE CONCEPTS STILL PLAYING AN IMPORTANT ROLE IN THE PORTFOLIO?

A    Absolutely. The Empowered Consumer involves companies that provide consumer-enabling technologies related to the Internet. We believe that the companies that are building electronic infrastructure and/or creating the content for the new medium, such as AT&T, Sony and America Online, are poised for significant growth in the years ahead. Many of the stocks we hold within this theme benefited from the strong rally in technology and media shares over the past year, which prompted us to trim our positions to take profits in a few of the fund's top performers. The Empowered Consumer, at 25 percent of equity as of October 31, is still a core theme, however.

     Secure Streams of Income represented 12.6 percent of fund holdings as of October 31. It includes companies that should have the ability to produce stable returns even in a world where prices are falling. We expect that utility companies, such as National Grid in the United Kingdom and Enron in the United States, will provide strong returns while helping cushion the portfolio in the event of a downturn in the world markets.

Q    WILL YOU SHARE WITH US SOME OF THE KEMPER GLOBAL BLUE CHIP FUND'S
TOP-PERFORMING HOLDINGS, AS WELL AS SOME INVESTMENTS THAT DISAPPOINTED YOU DURING THE PERIOD?

A    Our best performers include Newmont Mining, which surged when gold rallied to $300 an ounce. Likewise, tech star Oracle has been upgraded numerous times by analysts and has been meeting generous profit expectations. AT&T's Liberty Media announced the purchase of UnitedGlobalCom and a joint venture with Microsoft. Finally, Sony rose on analyst upgrades and plans to sell the next generation Playstation II in March.

     Disappointments include pharmaceutical Immunex. The company is experiencing legal problems and less-than-expected demand for its major drug, Enbrel. Reuters Group has been showing weaker-than-expected profits related to its Instinet Division. Finally, Sabre Holdings declined precipitously following the resignation of the company's CEO in September.

PERFORMANCE UPDATE

Q    WHAT IS YOUR OUTLOOK FOR GLOBAL EQUITIES FROM HERE? HOW WILL THE KEMPER
GLOBAL BLUE CHIP FUND BE POSITIONED IN THIS ENVIRONMENT?

A We anticipate that global financial markets will continue to be turbulent in the near future, primarily because of worries surrounding the U.S. economy and uncertainty about Y2K. We continue to witness the tendency of investors to gravitate to a small group of growth names. The market today is fairly narrow, with performance concentrated in limited areas. We believe, however, that this narrow rally will be difficult to sustain if interest rates continue to rise.

     We remain confident that our strategic positioning will guide us through this period of increasing corporate change. The portfolio's strategic positioning is therefore unchanged, and turnover remains low. Our strategy will continue to develop around these main themes: the Empowered Consumer, Virtuality and the Ultimate Subcontractor. Going forward, we intend to maintain a strategy that keeps the portfolio balanced thematically and positioned for further changes in the global economy.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                   LIFE OF
                                                          1-YEAR    CLASS
-------------------------------------------------------------------------------------------------
    KEMPER GLOBAL BLUE CHIP FUND CLASS A                   9.60%     9.32%   (since 12/31/97)
-------------------------------------------------------------------------------------------------
    KEMPER GLOBAL BLUE CHIP FUND CLASS B                  12.10     10.32    (since 12/31/97)
-------------------------------------------------------------------------------------------------
    KEMPER GLOBAL BLUE CHIP FUND CLASS C                  15.19     11.92    (since 12/31/97)
-------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND CLASS A
-------------------------------------------------------------------------------
Growth of an assumed of $10,000 investment in Class A shares from 12/31/97 to 10/31/99

                                                                KEMPER GLOBAL BLUE CHIP FUND
                                                                          CLASS A1                      MSCI WORLD INDEX+
                                                                ----------------------------            -----------------
12/31/97                                                                    9425                              10000
                                                                           10397                              11443
                                                                           10665                              11685
9/30/98                                                                     9812                              10295
                                                                           10724                              12480
3/31/99                                                                    10813                              12936
                                                                           11825                              13564
                                                                           11577                              13374
10/31/99                                                                   11776                              14071

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed of $10,000 investment in Class B shares from 12/31/97 to 10/31/99

                                                                KEMPER GLOBAL BLUE CHIP FUND
                                                                          CLASS B1                      MSCI WORLD INDEX+
                                                                ----------------------------            -----------------
12/31/97                                                                   10000                              10000
                                                                           11000                              11443
                                                                           11263                              11685
9/30/98                                                                    10326                              10295
                                                                           11263                              12480
3/31/99                                                                    11326                              12936
                                                                           12358                              13564
                                                                           12063                              13374
10/31/99                                                                   11889                              14071


                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER GLOBAL BLUE CHIP FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed of $10,000 investment in Class C shares from 12/31/97 to 10/31/99


                                                                KEMPER GLOBAL BLUE CHIP FUND
                                                                          CLASS C1                      MSCI WORLD INDEX+
                                                                ----------------------------            -----------------
12/31/97                                                                   10000                              10000
                                                                           11011                              11443
                                                                           11263                              11685
9/30/98                                                                    10347                              10295
                                                                           11284                              12480
3/31/99                                                                    11347                              12936
                                                                           12389                              13564
                                                                           12095                              13374
10/31/99                                                                   12295                              14071

    PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

   *AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME
    AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND, FOR CLASS A SHARES, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75% AND FOR CLASS B SHARES, ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3%, CLASS C SHARES HAVE NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER GLOBAL BLUE CHIP FUND CLASS A SHARES WITH THE MSCI WORLD INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGE IS REFLECTED IN THE PERFORMANCE OF THE INDEX.

   +THE MSCI WORLD INDEX IS AN INTERNATIONAL INDEX THAT INCLUDES STOCKS TRADED
    IN EUROPE, AUSTRALIA, THE FAR EAST, PLUS THE U.S., CANADA AND SOUTH AFRICA, WEIGHTED BY CAPITALIZATION. THIS INDEX REPRESENTS ASSET TYPES, WHICH ARE SUBJECT TO RISK INCLUDING LOSS OF PRINCIPLE. INTERNATIONAL STOCKS ARE SUBJECT TO ADDITIONAL RISKS INCLUDING CURRENCY RISK AND VARYING ACCOUNTING STANDARDS.

GEOGRAPHIC COMPOSITION

KEMPER GLOBAL BLUE CHIP FUND'S GEOGRAPHIC COMPOSITION*
BASED ON TOTAL INVESTMENTS ON OCTOBER 31, 1999

                                  [BAR GRAPH]



UNITED STATES                                                                    39.2
JAPAN                                                                            19.4
UNITED KINGDOM                                                                   11.9
GERMANY                                                                           7.3
CANADA                                                                            7.2
FRANCE                                                                            4.2
SWITZERLAND                                                                       3.5
BRAZIL                                                                            1.8
AUSTRALIA                                                                         1.5
FINLAND                                                                           1.3
NETHERLANDS                                                                       1.2
SPAIN                                                                               1
DENMARK                                                                           0.5

Kemper Global Blue Chip Fund on 10/31/1999

* Portfolio composition and holdings are subject to change.

LARGEST HOLDINGS

KEMPER GLOBAL BLUE CHIP FUND'S 15 LARGEST HOLDINGS* as of October 31, 1999

------------------------------------------------------------------------------------
             HOLDINGS                                     COUNTRY            PERCENT
------------------------------------------------------------------------------------
1.           RIO TINTO                            United Kingdom               2.3%
------------------------------------------------------------------------------------
2.           ALBERTA ENERGY                       Canada                       2.2%
------------------------------------------------------------------------------------
3.           CANADIAN NATIONAL RAILWAY            Canada                       2.2%
------------------------------------------------------------------------------------
4.           BRITISH TELECOM                      United Kingdom               2.1%
------------------------------------------------------------------------------------
5.           MOTOROLA                             United States                1.9%
------------------------------------------------------------------------------------
6.           BURLINGTON RESOURCES                 United States                1.8%
------------------------------------------------------------------------------------
7.           YAMANOUCHI PHARMACEUTICAL            Japan                        1.7%
------------------------------------------------------------------------------------
8.           DAIWA SECURITIES                     Japan                        1.7%
------------------------------------------------------------------------------------
9.           NESTLES                              Switzerland                  1.6%
------------------------------------------------------------------------------------
10.          SUN MICROSYSTEMS                     United States                1.6%
------------------------------------------------------------------------------------
11.          PACIFICCORP                          United States                1.6%
------------------------------------------------------------------------------------
12.          AT&T CORP -- LIBERTY MEDIA GROUP     United States                1.6%
------------------------------------------------------------------------------------
13.          BASF                                 Germany                      1.6%
------------------------------------------------------------------------------------
14.          VIACOM                               United States                1.6%
------------------------------------------------------------------------------------
15.          HYPOVEREINSBANK                      Germany                      1.6%
------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL BLUE CHIP FUND

Portfolio of Investments at October 31, 1999

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL AMOUNT($)     MARKET
    (A)REPURCHASE AGREEMENTS--2.5%                                                           OR NUMBER OF SHARES    VALUE($)
-------------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--2.5%
                                              Donaldson, Lufkin & Jenrette,
                                                dated 10/26/1999,
                                                5.20%, due 11/1/1999
                                              (Cost: $588,000)                                     588,000            588,000
                                             ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
    COMMERCIAL PAPER--2.1%

    UNITED STATES--2.1%
                                              Federal Home Loan Bank
                                                Discount Corp.,
                                                5.150%, due 11/1/1999
                                              (Cost: $500,000)                                     500,000            500,000
                                              ---------------------------------------------------------------------------------
    COMMON STOCK--95.4%

    AUSTRALIA--1.5%
                                              Broken Hill Proprietary Co., Ltd.
                                                (PETROLEUM, MINERAL AND STEEL EXPLORATION
                                                PRODUCTION)                                         14,300 shs        147,608
                                              Woodside Petroleum Ltd.
                                                (MAJOR OIL AND GAS PRODUCER)                        33,200            199,821
                                              ---------------------------------------------------------------------------------
                                                                                                                      347,429
-------------------------------------------------------------------------------------------------------------------------------

    BRAZIL--1.8%
                                              Aracruz Celulose S.A. (ADR)
                                                (PRODUCER OF EUCALYPTUS KRAFT PULP)                 12,100            248,050
                                              Companhia Vale do Rio Doce (ADR)
                                                (MINING, RAIL TRANSPORTATION, AND MINERAL
                                                SALES IN IRON ORE, ALUMINUM, MANGANESE,
                                                TITANIUM, GOLD, & COPPER)                            9,300            185,128
                                              ---------------------------------------------------------------------------------
                                                                                                                      433,178
-------------------------------------------------------------------------------------------------------------------------------

    CANADA--7.2%
                                              Alberta Energy Co., LTD
                                                (UTILITY)                                           16,800            519,541
                                              BCE, Inc.
                                                (TELECOMMUNICATION SERVICES)                         3,500            210,766
                                              Barrick Gold Corp.
                                                (GOLD EXPLORATION AND PRODUCTION IN NORTH
                                                AND SOUTH AMERICA)                                  10,900            199,606
                                              Canadian National Railway Co.
                                                (RAILROAD OPERATOR)                                 16,900            512,870
                                              Molson Cos., Ltd. "A"
                                                (BREWERY)                                           14,200            265,412
                                              ---------------------------------------------------------------------------------
                                                                                                                    1,708,195
-------------------------------------------------------------------------------------------------------------------------------

    DENMARK--0.5%
                                              Unidanmark A/S "A" (Registered)
                                                (FINANCIAL SERVICES COMPANY)                         1,600            124,826
                                              ---------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

    FINLAND--1.3%
                                              Sonera Oyj
                                                (TELECOMMUNICATION SERVICES)                        10,500            316,053
                                              ---------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

    FRANCE--4.2%
                                              AXA SA
                                                (INSURANCE GROUP PROVIDING INSURANCE,
                                                FINANCE AND REAL ESTATE SERVICES)                    2,309            326,450
                                              Canal Plus
                                                (PROVIDER OF TELEVISION PROGRAMS)                    3,134            218,076

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     MARKET
                                                                                              NUMBER OF SHARES      VALUE($)
-------------------------------------------------------------------------------------------------------------------------------
                                              Compagnie de Saint-Gobain
                                                (GLASS MANUFACTURER)                                 1,418            246,673
                                              Suez Lyonnaise des Eaux
                                                (WATER AND ELECTRIC UTILITY)                         1,366            221,066
                                              ---------------------------------------------------------------------------------
                                                                                                                    1,012,265
-------------------------------------------------------------------------------------------------------------------------------

    GERMANY--7.3%
                                              BASF AG
                                                (INTERNATIONAL CHEMICAL PRODUCER)                    8,442            380,492
                                          (b) Celanese AG
                                                (MANUFACTURER AND DISTRIBUTOR OF
                                                INDUSTRIAL CHEMICALS)                                  695             11,028
                                              Commerzbank AG
                                                (BANK)                                               5,801            221,705
                                              Hoechst AG
                                                (CHEMICAL PRODUCER)                                  6,953            306,783
                                              HypoVereinsbank AG
                                                (BANK)                                               5,667            372,822
                                              Muenchener
                                                Rueckversicherungs-Gesellschaft AG
                                                (REGISTERED)(INSURANCE COMPANY)                      1,182            271,668
                                              VIAG AG
                                                (PROVIDER OF ELECTRICAL POWER AND NATURAL
                                                GAS SERVICES, ALUMINUM PRODUCTS,
                                                CHEMICALS, CERAMICS AND GLASS)                       9,665            178,831
                                              ---------------------------------------------------------------------------------
                                                                                                                    1,743,329
-------------------------------------------------------------------------------------------------------------------------------

    JAPAN--19.4%
                                              Canon Inc.
                                                (PRODUCER OF VISUAL IMAGE AND INFORMATION
                                                EQUIPMENT)                                           9,000            254,872
                                              Credit Saison Co., Ltd.
                                                (CONSUMER CREDIT COMPANY)                            5,000            123,116
                                              DDI Corp.
                                                (LONG DISTANCE TELEPHONE AND CELLULAR
                                                OPERATOR)                                               23            251,704
                                              Daiwa Securities Co., Ltd.
                                                (PROVIDER OF BROKERAGE AND OTHER
                                                FINANCIAL SERVICES)                                 37,000            395,325
                                              East Japan Railway Co.
                                                (RAILROAD OPERATOR)                                     52            318,979
                                              Fuji Bank, Ltd.
                                                (COMMERCIAL BANK)                                   16,000            219,641
                                              Fujitsu Ltd.
                                                (MANUFACTURER OF COMPUTERS)                          7,000            211,001
                                              Matsushita Electric Industrial Co., Ltd.
                                                (MANUFACTURER OF CONSUMER
                                                ELECTRONIC PRODUCTS)                                11,000            231,785
                                              Mitsubishi Estate Co., Ltd.
                                                (REAL ESTATE COMPANY)                               21,000            210,665
                                              Mitsui Fudosan Co., Ltd.
                                                (REAL ESTATE COMPANY)                               13,000             97,216
                                              NTT Mobile Communications Network, Inc.
                                                (PROVIDER OF VARIOUS TELECOMMUNICATION
                                                SERVICES AND EQUIPMENT)                                 14            372,276
                                              Nissan Motor Co., Ltd.
                                                (MANUFACTURER OF MOTOR VEHICLES)                    21,000            125,996
                                              Sakura Bank, Ltd.
                                                (BANK)                                              36,000            309,648
                                              Sanwa Bank, Ltd.
                                                (BANK)                                              11,000            163,780

PORTFOLIO OF INVESTMENTS


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     MARKET
                                                                                              NUMBER OF SHARES      VALUE($)
---------------------------------------------------------------------------------------------------------------------------------
                                              Sharp Corp.
                                                (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                                ELECTRONICS)                                        19,000            302,774
                                              Sony Corp.
                                                (MANUFACTURER OF CONSUMER ELECTRONIC
                                                PRODUCTS)                                            1,500            234,137
                                              Sumitomo Metal Mining Co., Ltd.
                                                (LEADING GOLD, NICKEL AND COPPER MINING
                                                COMPANY)                                            31,000             93,741
                                              TDK Corp.
                                                (MANUFACTURER OF MAGNETIC TAPES AND
                                                FLOPPY DISCS)                                        3,000            294,039
                                              Yamanouchi Pharmaceutical Co., Ltd.
                                                (PHARMACEUTICAL COMPANY)                             9,000            408,659
                                              -----------------------------------------------------------------------------------
                                                                                                                    4,619,354
---------------------------------------------------------------------------------------------------------------------------------
    NETHERLANDS--1.2%

                                              STMicroelectronics
                                                (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                                CIRCUITS)                                            1,951            171,754
                                          (b) United Pan-Europe Communications N.V.
                                                (TELECOMMUNICATION SERVICES)                         1,590            122,540
                                              -----------------------------------------------------------------------------------
                                                                                                                      294,294
---------------------------------------------------------------------------------------------------------------------------------

    SPAIN--1.0%
                                              Repsol SA
                                                (MANUFACTURER OF CRUDE OIL AND NATURAL
                                                GAS)                                                11,461            236,833
                                              -----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--3.5%
                                              Clariant AG (Registered)
                                                (MANUFACTURER OF DYE CHEMICALS)                        321            140,610
                                              Nestle SA (Registered)
                                                (FOOD MANUFACTURER)                                    203            391,949
                                              Novartis AG (Registered)
                                                (PHARMACEUTICAL COMPANY)                               205            306,955
                                              -----------------------------------------------------------------------------------
                                                                                                                      839,514
---------------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--11.9%
                                              British Telecom plc
                                                (TELECOMMUNICATION SERVICES)                        27,737            503,665
                                              Carlton Communications PLC
                                                (TELEVISION POST PRODUCTION PRODUCTS AND
                                                SERVICES)                                           34,590            250,332
                                              EMAP, PLC
                                                (PUBLISHER OF MAGAZINES)                             6,800             88,359
                                              Flextech plc
                                                (BROADCASTER OF ENTERTAINMENT PROGRAMS)             16,038            232,204
                                          (b) National Grid Group PLC
                                                (OWNER AND OPERATOR OF ELECTRIC
                                                TRANSMISSION SYSTEMS)                               28,892            215,273
                                              Prudential Corp. PLC
                                                (PROVIDER OF BROAD RANGE OF FINANCIAL
                                                SERVICES)                                           19,268            302,341
                                              Railtrack Group PLC
                                                (OPERATOR OF RAILWAY INFRASTRUCTURE)                10,824            221,829
                                              Rentokil Initial PLC
                                                (ENVIRONMENTAL SERVICES COMPANY)                    42,792            143,408
                                              Reuters Group plc
                                                (INTERNATIONAL NEWS AND INFORMATION
                                                AGENCY)                                             10,924            100,620

PORTFOLIO OF INVESTMENTS


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     MARKET
                                                                                              NUMBER OF SHARES      VALUE($)
---------------------------------------------------------------------------------------------------------------------------------
                                              Rio Tinto PLC (Registered)
                                                (MINING COMPANY)                                    32,175            549,853
                                              Shell Transport & Trading plc
                                                (PETROLEUM COMPANY)                                 29,473            225,903
                                              -----------------------------------------------------------------------------------
                                                                                                                    2,833,787
---------------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--34.6%
                                              AT&T Corp--Liberty Media Group
                                                (HOLDING COMPANY OF ENTERTAINMENT
                                                NETWORKS)                                            9,700            384,968
                                              AT&T Corp.
                                                (TELECOMMUNICATION SERVICES)                         5,955            278,395
                                          (b) America Online Inc.
                                                (PROVIDER OF ONLINE COMPUTER SERVICES)               1,000            129,688
                                              American Express Credit Corp.
                                                (TRAVEL AND INVESTMENT SERVICES,
                                                INSURANCE, BANKING)                                  1,400            215,600
                                              Anadarko Petroleum Corp.
                                                (OIL AND GAS EXPLORATION AND PRODUCTION)             7,800            240,338
                                              Apple Computer, Inc.
                                                (LEADING MANUFACTURER OF PERSONAL
                                                COMPUTERS)                                           3,700            296,463
                                          (b) Azurix Corp.
                                                (PROVIDER OF WASTEWATER RELATED SERVICES)           21,000            295,313
                                          (b) Broadcom Corp.
                                                (MANUFACTURER OF INTEGRATED SILICON
                                                SOLUTIONS FOR BROADBAND DIGITAL DATA
                                                TRANSMISSION)                                          500             63,906
                                              Burlington Resources, Inc.
                                                (OIL AND NATURAL GAS EXPLORATION AND
                                                PRODUCTION)                                         12,300            428,963
                                              CSX Corp.
                                                (RAILROAD, INTEGRATED TRANSPORTATION
                                                SYSTEMS AND SHIPPING CONTAINER COMPANY)              6,100            250,100
                                          (b) Electronic Arts Inc.
                                                (DEVELOPER AND MARKETER OF ENTERTAINMENT
                                                SOFTWARE)                                            1,200             96,975
                                              Enron Corp.
                                                (PRODUCER OF NATURAL GAS AND ELECTRICITY)            6,100            243,619
                                              Homestake Mining Co.
                                                (MAJOR INTERNATIONAL GOLD PRODUCER)                 23,000            192,625
                                          (b) Immunex Corp.
                                                (PHARMACEUTICAL COMPANY)                             3,600            226,800
                                              International Business Machines Corp.
                                                (MANUFACTURER OF COMPUTERS AND SERVICER
                                                OF INFORMATION PROCESSING UNITS)                     1,700            167,238
                                              Lockheed Martin Corp.
                                                (MANUFACTURER OF AIRCRAFT, MISSILES AND
                                                SPACE EQUIPMENT)                                     4,500             90,000
                                              Motorola, Inc.
                                                (MANUFACTURER OF TELECOMMUNICATION
                                                PRODUCTS AND SEMICONDUCTORS)                         4,600            448,213
                                              Newmont Mining Corp.
                                                (INTERNATIONAL GOLD EXPLORATION AND
                                                MINING COMPANY)                                     10,500            230,344
                                              Northrop Grumman Corp.
                                                (MANUFACTURER OF AIRCRAFT, AIRCRAFT
                                                ASSEMBLIES AND ELECTRONIC SYSTEMS FOR
                                                MILITARY AND COMMERCIAL USE)                         3,900            214,013
                                          (b) Oracle Systems Corp.
                                                (DATABASE MANAGEMENT SOFTWARE)                       5,900            280,619
                                              PacifiCorp
                                                (ELECTRIC UTILITY)                                  18,800            387,750

PORTFOLIO OF INVESTMENTS


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     MARKET
                                                                                              NUMBER OF SHARES      VALUE($)
-------------------------------------------------------------------------------------------------------------------------------
                                              Peco Energy Co.
                                                (ELECTRIC AND GAS UTILITY)                           8,700            332,231
                                              ProLogis Trust (REIT)
                                                (GLOBAL OWNER OF CORPORATE DISTRIBUTION
                                                FACILITIES)                                         11,500            222,094
                                              Progressive Corp.
                                                (PROPERTY AND CASUALTY INSURANCE COMPANY)            3,800            351,737
                                          (b) Sabre Group Holdings Inc. "A"
                                                (TRAVEL RESERVATION SYSTEM PROVIDER)                 5,600            248,850
                                          (b) Sun Microsystems, Inc.
                                                (MANUFACTURER OF HIGH-PERFORMANCE
                                                WORKSTATIONS, SERVERS AND NETWORKING
                                                SOFTWARE)                                            3,700            391,505
                                              US Airways Group, Inc.
                                                (MAJOR AIRLINE)                                      4,300            120,400
                                              USEC Inc.
                                                (PROVIDER OF ENRICHED URANIUM PRODUCTS
                                                AND SERVICES)                                       21,200            192,125
                                              Unicom Corp.
                                                (ELECTRIC UTILITY)                                   9,600            367,800
                                              Unocal Corp.
                                                (EXPLORER AND PRODUCER OF OIL AND GAS)               5,800            200,100
                                              UnumProvident Corp.
                                                (PROVIDER OF GROUP DISABILITY AND SPECIAL
                                                RISK INSURANCE)                                      8,400            276,674
                                          (b) Viacom Inc. "B"
                                                (DIVERSE ENTERTAINMENT AND COMMUNICATIONS
                                                COMPANY)                                             8,500            380,374
                                              ---------------------------------------------------------------------------------
                                                                                                                    8,245,820
                                              ---------------------------------------------------------------------------------
                                              TOTAL EQUITY SECURITIES
                                              (Cost: $20,666,899)                                                  22,754,877
                                              ---------------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost: $21,754,899)                                                  23,842,877
                                              ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value is at least equal to the minimum carrying value of the repurchase agreement.

(b) Non-income producing security

Based on the cost of investments of $21,868,259 for federal income tax purposes at October 31, 1999, the gross unrealized appreciation was $3,082,408, the gross unrealized depreciation was $1,107,790 and the net unrealized appreciation on investments was $1,974,618.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost $21,754,899)                                              $23,842,877
---------------------------------------------------------------------------
Cash                                                                    725
---------------------------------------------------------------------------
Receivable for:
  Dividends and interest                                             28,008
---------------------------------------------------------------------------
  Fund shares sold                                                    2,543
---------------------------------------------------------------------------
  Foreign taxes                                                       6,558
---------------------------------------------------------------------------
  Investments sold                                                  415,523
---------------------------------------------------------------------------
  Reimbursement from Adviser                                         24,552
---------------------------------------------------------------------------
  Deferred organization expense                                       3,377
---------------------------------------------------------------------------
    TOTAL ASSETS                                                 24,324,163
---------------------------------------------------------------------------
---------------------------------------------------------------------------

 LIABILITIES
---------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                                1,481
---------------------------------------------------------------------------
  Investments purchased                                           1,286,089
---------------------------------------------------------------------------
  Other payables and accrued expenses                                58,933
---------------------------------------------------------------------------
    Total liabilities                                             1,346,503
---------------------------------------------------------------------------
NET ASSETS                                                      $22,977,660
---------------------------------------------------------------------------
---------------------------------------------------------------------------

 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------

Investment loss                                                 $    (3,167)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (65,371)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                     2,087,978
---------------------------------------------------------------------------
  Foreign currency related transactions                                 676
---------------------------------------------------------------------------
Paid-in capital                                                  20,957,544
---------------------------------------------------------------------------
---------------------------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $22,977,660
---------------------------------------------------------------------------

 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($12,815,583 / 1,079,113)                                          $11.88
---------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)               $12.60
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($7,962,588 /
  682,603 shares outstanding)                                        $11.67
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($2,199,489 /
  188,213 shares outstanding)                                        $11.69
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS


STATEMENT OF OPERATIONS
For the year ended October 31, 1999

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $14,818)          $  241,387
------------------------------------------------------------------------
Interest                                                          91,881
------------------------------------------------------------------------
    Total investment income                                      333,268
------------------------------------------------------------------------
Expenses:
  Management fee                                                 162,993
------------------------------------------------------------------------
  Distribution services fee                                       50,165
------------------------------------------------------------------------
  Administrative service fee                                      40,814
------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                     293,913
------------------------------------------------------------------------
  Reports to shareholders                                         26,488
------------------------------------------------------------------------
  Professional fees                                               27,173
------------------------------------------------------------------------
  Registration fees                                                3,283
------------------------------------------------------------------------
  Amortization of organization expenses                            1,390
------------------------------------------------------------------------
  Directors' fees and other                                       26,148
------------------------------------------------------------------------
  Other                                                            1,029
------------------------------------------------------------------------
    Total expenses before reductions                             633,396
------------------------------------------------------------------------
Less expenses reductions                                        (279,892)
------------------------------------------------------------------------
    Expenses, net                                                353,504
------------------------------------------------------------------------
NET INVESTMENT LOSS                                              (20,236)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------

Net realized gain (loss) from:
  Investments                                                     93,677
------------------------------------------------------------------------
  Foreign currency related transactions                         (100,018)
------------------------------------------------------------------------
                                                                  (6,341)
------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on:
  Investments                                                  2,048,534
------------------------------------------------------------------------
  Foreign currency related transactions                           41,179
------------------------------------------------------------------------
                                                               2,089,713
------------------------------------------------------------------------
Net gain on investments                                        2,083,372
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $2,063,136
------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR THE PERIOD
                                                         YEAR ENDED            FROM DECEMBER 31, 1997
                                                         OCTOBER 31,       (COMMENCEMENT OF OPERATIONS) TO
                                                            1999                  OCTOBER 31, 1998
----------------------------------------------------------------------------------------------------------
OPERATIONS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  Net investment income (loss)                           $   (20,236)                    26,409
----------------------------------------------------------------------------------------------------------
  Net realized loss                                           (6,341)                  (184,100)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                    2,089,713                     (1,059)
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                                 2,063,136                   (158,750)
----------------------------------------------------------------------------------------------------------
  Net increase from capital share transactions            11,374,901                  9,678,373
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                              13,438,037                  9,519,623
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 NET ASSETS

----------------------------------------------------------------------------------------------------------
Beginning of period                                      $ 9,539,623                     20,000
----------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income (loss) of $(3,167) and
$27,155)                                                 $22,977,660                  9,539,623
----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Global Blue Chip Fund (the "fund") is a diversified series of Kemper Global/International Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. The fund commenced operations on December 31, 1997.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original

NOTES TO FINANCIAL STATEMENTS

                             maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally

NOTES TO FINANCIAL STATEMENTS

                             accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly management fee of 1/12 of the annual rate of 1.00% of the first
                             $250 million of average daily net assets declining to .90% of average daily net assets in excess of $1 billion. However, the fund incurred no management fee for the period ended October 31, 1999, after an expense reduction by Scudder Kemper. In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper absorbed expenses of $279,892 for the period ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for year ended October 31, 1999 are $6,328.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. The fund incurred $20,770 distribution fees for the period ended October 31, 1999, after an expense reduction of $29,395 by Scudder Kemper. Distribution fees and CDSC received by KDI for the year ended October 31, 1999 are $60,878.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended October 31, 1999, after an expense reduction by Scudder Kemper. During the period ended October 31, 1999, KDI paid fees of $40,814 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $117,003 for the period ended October 31, 1999, $31,778 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred $3,923 of accounting fees for the period ended October 31, 1999, after a fee reduction of $46,690 by Scudder Kemper.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended October 31, 1999, the fund made no payments to its officers and incurred directors' fees of $26,148 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $22,011,237

                             Proceeds from sales                      10,688,635

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                         PERIOD ENDED               PERIOD ENDED
                                                                       OCTOBER 31, 1999           OCTOBER 31, 1998
                                                                   -------------------------    ---------------------
                                                                    SHARES         AMOUNT       SHARES       AMOUNT
                                       SHARES SOLD
                                        Class A                     815,883      $ 9,298,307    652,704    $6,738,953
                                       ------------------------------------------------------------------------------
                                        Class B                     531,340        5,954,347    315,577     3,205,303
                                       ------------------------------------------------------------------------------
                                        Class C                     155,491        1,746,668     86,586       897,853
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                    (335,153)     $(3,889,732)   (55,023)     (561,638)
                                       ------------------------------------------------------------------------------
                                        Class B                    (114,797)      (1,298,925)   (50,219)     (450,263)
                                       ------------------------------------------------------------------------------
                                        Class C                     (39,505)        (435,764)   (15,061)     (151,835)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS               $11,374,901               $9,678,373
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS



                                           ---------------------------------------------------
                                                           CLASS A
                                           ---------------------------------------------------
                                                                 FOR THE PERIOD ENDED
                                                                 DECEMBER 31, 1997
                                            YEAR ENDED           (COMMENCEMENT OF OPERATIONS)
                                           OCTOBER 31, 1999(A)   TO OCTOBER 31, 1998
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period             $10.21                      9.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .03                       .05
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain                 1.64                       .66
---------------------------------------------------------------------------------------------
Total from investment operations                   1.67                       .71
---------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.88                     10.21
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     16.26%                     7.47
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses before expense reductions                 3.35%                     6.06
---------------------------------------------------------------------------------------------
Expenses, net                                      1.80%                     1.80
---------------------------------------------------------------------------------------------
Net investment income (loss)                        .24%                      .92
---------------------------------------------------------------------------------------------

                                          ---------------------------------------------------
                                                           CLASS B
                                          ---------------------------------------------------
                                                                 FOR THE PERIOD ENDED
                                                                 DECEMBER 31, 1997
                                            YEAR ENDED           (COMMENCEMENT OF OPERATIONS)
                                           OCTOBER 31, 1999(A)   TO OCTOBER 31, 1998
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period             $10.13                      9.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            (.07)                       --
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain                 1.61                       .63
---------------------------------------------------------------------------------------------
Total from investment operations                   1.54                       .63
---------------------------------------------------------------------------------------------
Net asset value, end of period                    11.67                     10.13
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     15.10%                     6.63
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses before expense reductions                 4.54%                     7.69
---------------------------------------------------------------------------------------------
Expenses, net                                      2.68%                     2.68
---------------------------------------------------------------------------------------------
Net investment income (loss)                       (.64)%                     .04
---------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                          ---------------------------------------------------
                                                           CLASS C
                                          ---------------------------------------------------
                                                                 FOR THE PERIOD ENDED
                                                                 DECEMBER 31, 1997
                                             YEAR ENDED          (COMMENCEMENT OF OPERATIONS)
                                           OCTOBER 31, 1999(A)   TO OCTOBER 31, 1998
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.14                     9.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               (.07)                      --
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain                    1.62                      .64
---------------------------------------------------------------------------------------------
Total from investment operations                      1.55                      .64
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.69                    10.14
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        15.19%                    6.74
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses before expense reductions                    4.85%                    7.66
---------------------------------------------------------------------------------------------
Expenses, net                                         2.65%                    2.65
---------------------------------------------------------------------------------------------
Net investment income (loss)                          (.61)%                    .07
---------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------
Net assets at end of period                    $22,977,660                9,539,623
---------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                    68%                      84
---------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

(a) Per share data was determined based on monthly average shares outstanding during the period.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER GLOBAL BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Global Blue Chip Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 31, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers, or other procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Global Blue Chip Fund of Kemper Global/International Series, Inc. at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                             ERNST & YOUNG LLP

                                          Boston, Massachusetts

                                          December 14, 1999

TAX INFORMATION

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $50,000 as capital gain dividends for its year ended 10/31/99, of which 100% represents 20% rate gains.

NOTES

DIRECTORS & OFFICERS


DIRECTORS                  OFFICERS

JAMES E. AKINS             MARK S. CASADY              ANN M. MCCREARY
Director                   President                   Vice President

JAMES R. EDGAR             PHILIP J. COLLORA           SHERIDAN P. REILLY
Director                   Vice President and          Vice President
                           Secretary
ARTHUR R. GOTTSCHALK                                   M. ISABEL SALTZMAN
Director                   JOHN R. HEBBLE              Vice President
                           Treasurer
FREDERICK T. KELSEY                                    LINDA J. WONDRACK
Director                   JOYCE E. CORNELL            Vice President
                           Vice President
KATHRYN L. QUIRK                                       MAUREEN E. KANE
Director and               DIEGO ESPINOSA              Assistant Secretary
Vice President             Vice President
                                                       CAROLINE PEARSON
FRED B. RENWICK            JOAN R. GREGORY             Assistant Secretary
Director                   Vice President
                                                       BRENDA LYONS
JOHN G. WEITHERS           TARA C. KENNEY              Assistant Treasurer
Director                   Vice President

                           THOMAS W. LITTAUER
                           Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                 DECHERT PRICE & RHOADS
                              Ten Post Office Square South
                              Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER                   KEMPER SERVICE COMPANY
SERVICE AGENT                 P.O. Box 219557
                              Kansas, City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                     BROWN BROTHERS HARRIMAN & CO.
                              40 Water Street
                              Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              200 Clarendon Street
                              Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)


Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KGBCF - 2 (12/23/99) 1096690